NO. ____ FILED
A.M. ____ P.M. ____

MAR 03 2016

CHRISTOPHER D. RICH, Clerk
By SABRINA STOKES
DEPUTY

Tyler J. Anderson, ISB No. 6632
Matthew J. McGee, ISB No. 7979
MOFFATT, THOMAS, BARRETT, ROCK & FIELDS, CHARTERED
101 S. Capitol Blvd., 10th Floor
Post Office Box 829
Boise, Idaho 83701
Telephone (208) 345-2000
Facsimile (208) 385-5384
tya@moffatt.com
mjm@moffatt.com
25854.0000

Attorneys for Defendants/Counterclaimants

RECEIVED
MAR 04 2016
MOFFATT, THOMAS, BARRETT, ROCK & FIELDS, CHTD.

IN THE DISTRICT COURT OF THE FOURTH JUDICIAL DISTRICT

OF THE STATE OF IDAHO, IN AND FOR THE COUNTY OF ADA

IDAHO STATE GOLD COMPANY II, LLC, an Idaho limited liability company; and OWYHEE GOLD TERRITORY, LLC, an Idaho limited liability company, Plaintiffs/Counterdefendants, vs. SOUTH MOUNTAIN MINES, INC., an Idaho corporation and wholly owned subsidiary of THUNDER MOUNTAIN RESOURCES, INC., a Nevada corporation and wholly owned subsidiary of THUNDER MOUNTAIN GOLD, INC., a Nevada corporation, Defendants/Counterclaimants.	Case No. CV OC 1510506 **ORDER APPROVING STIPULATION RE: (1) DISMISSAL OF OWYHEE GOLD TERRITORY, LLC; AND (2) AMENDMENT OF PLEADINGS**

The Stipulation Re: (1) Dismissal of Owyhee Gold Territory, LLC; and (2) Amendment of Pleadings (the "Stipulation") having duly come before the Court and the Court considered the same and for good cause appearing therefor,

IT IS HEREBY ORDERED AND THIS DOES ORDER that the parties' Stipulation is APPROVED and the Court ORDERS that:[1]

1. OGT is dismissed from the above-captioned litigation;

2. OGT is the owner of the real property described in that certain Quitclaim Deed attached as Exhibit 7 to the Complaint and filed with the Office of the Recorder for Owyhee County, Idaho, as Instrument No. 282464, on October 31, 2013, other than rights granted to Defendants and ISGC II by the terms of OGT's November 8, 2012, Operating Agreement and the Parties' November 8, 2012 Members' Agreement;

3. As of March 1, 2016, SMMI is the Manager of OGT for all lawful purposes and shall have the right to advance the interests of OGT and the South Mountain Mine Project according to the terms of OGT's November 8, 2012, Operating Agreement and the Parties' November 8, 2012, Member Agreement;

4. ISGC II shall execute a Statement of Authority with the Idaho Secretary of State that identifies SMMI as Manager of OGT in the form ~~of Exhibit A as attached to the Stipulation~~ to which the parties agreed (no form having been attached to the filed stipulation);

5. ISGC II shall not sell or cause to be sold any of the Equipment without prior notice and the concurrence of OGT, with SMMI acting as Manager of OGT;

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[1] All defined terms from the Stipulation are incorporated by reference herein.

6. ISGC II's Motion for a More Definite Statement is WITHDRAWN and therefore MOOT;

7. ISGC II shall amend its Complaint that reflects the facts stipulated to by the Parties pursuant to the March 1, 2016, Stipulation no later than ten (10) days after the issuance of this Order;

8. Defendants shall file an Amended Answer and Counterclaim that reflects the facts stipulated to by the Parties pursuant to the March 1, 2016, Stipulation no later than ten (10) days after ISGC II serves its Amended Complaint.

DATED this 3rd day of March, 2016.

Jason D. Scott

Hon. Jason D. Scott
District Court Judge

CLERK'S CERTIFICATE OF SERVICE

I HEREBY CERTIFY that on this 3 day of March, 2016, I caused a true and correct copy of the foregoing **ORDER APPROVING STIPULATION RE: (1) DISMISSAL OF OWYHEE GOLD TERRITORY, LLC; AND (2) AMENDMENT OF PLEADINGS** to be served by the method indicated below, and addressed to the following:

Eric B. Swartz JONES & SWARTZ, PLLC 623 W. Hays St. Boise, ID 83702-5512 *Attorneys for Plaintiffs/Counterdefendants*	(✓) U.S. Mail, Postage Prepaid ( ) Hand Delivered ( ) Overnight Mail ( ) Facsimile
Tyler J. Anderson Matthew J. McGee MOFFATT, THOMAS, BARRETT, ROCK & FIELDS, CHARTERED 101 S. Capitol Blvd., 10th Floor Post Office Box 829 Boise, Idaho 83701 *Attorneys for Defendants/Counterclaimants*	(✓) U.S. Mail, Postage Prepaid ( ) Hand Delivered ( ) Overnight Mail ( ) Facsimile

DISTRICT COURT 4TH JUDICIAL DISTRICT OF THE STATE IN AND FOR ADA COUNTY

Clerk of Court